







Designed for Success

Rowan Companies, Inc.
Investor Presentation

September, 2011

*Photo provided by Hyundai Heavy Industries.

Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Rowan is Executing a Single Strategy


Growing
Offshore
Drilling

High-spec Jack-ups



Ultra-Deepwater Rigs



Rowan Highlights

Leading, Global High-spec Jack-up Company	Expanding into Ultra-Deepwater	Conservative Financial Profile with Strong Balance Sheet
• Focused on customers with demanding drilling requirements • One of the youngest fleets in the industry • Premium day rates and utilization • Geographically diversified	• Recognized operational expertise is transferable to deepwater activities • Building most capable rigs in industry • Key deepwater managers in place • Highly optimistic about long-term prospects for deepwater	• Investment grade credit rating with strong liquidity • Strategic and organic expansion opportunities • Focused on cost control and capital spending discipline • Opportunistic repurchase program

Rowan is a Leading, Global High-spec Jack-up Company



Rowan has Dramatically Expanded its Offshore Fleet

2008
1. *Rowan Mississippi* (240C)
2. *J.P. Bussell* (Tarzan)

2009

3. *Ralph Coffman* (240C)

2010

4. *EXL I*
5. *EXL II*
6. *Rowan Viking* (N-Class)
7. EXL III

2011

8. *Rowan Stavanger* (N-Class)
9. *Rowan Norway* (N-Class)
10. *Joe Douglas* (240C)
11. *EXL IV*

2012

2013

Drillship I (GustoMSC 12,000 ft)

2014

Drillship II (GustoMSC 12,000 ft)

11 NEW RIGS

$3B INVESTED

All delivered on time, within budget and with drilling commitments in advance of delivery.

Rowan's Jack-Up Fleet Focuses on Demanding Drilling

- 30 jack-up rigs operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water
  - 18 high-spec cantilever jack-up rigs, nine premium jack-ups, and three commodity jack-up rigs with skid-base capability
  - One additional high-spec rig under construction


North Sea: 6
US GOM: 8
Middle East: 11
Mexico: 1
SE Asia: 2
Trinidad: 2

Rowan is the Market Leader in High-Spec Jack-ups



Number of High-Spec Jack-ups
By YE 2011
By YE 2014
0
2
4
6
8
10
12
14
16
18
20
Rowan
Noble
Seadrill / NADL
Prospector
Aban
Maersk
ENSCO
KS Energy
Yantai
COSL
Drilling & Offshore
Discovery
Diamond

Rowan's Jack-up Fleet is Young Compared to Peers

Age of ~67% of global jack-up fleet is older than 25 years

Rig additions lower Rowan's average age further to <16 years


<10 yrs
124 Rigs
26%
>30 yrs
144 Rigs
30%
10-20 yrs
19 Rigs
4%
21-25 yrs
13 Rigs
3%
26-30 yrs
182 Rigs
37%


Current Average Jack-up Fleet Age
Years
35
30
25
20
15
10
5
0
15.5
26
28
29
31
Rowan 30 JUs
Ensco (1) 46 JUs
Transocean 61 JUs
Noble 39 JUs
Diamond 13 JUs

1) Pro forma for Pride acquisition

Rowan Consistently Leads in Rates and Utilization

Comparison of Rowan Day Rates to Peers



$250,000
$200,000
$150,000
$100,000
$50,000
$0
$117,000
$81,750
$107,166
$92,884
$213,000
$164,845
US GOM
Middle East
North Sea
Rowan
Peers (1)

Comparison of Rowan Utilization to Peers



100
80
60
40
20
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Rowan
Peers (1)

1) *Peers include DO, RIG, NE, SDRL/ NADL, and ESV (pro forma for PDE acquisition)*

Worldwide JU Utilization=77% (84% Excluding U.S. GOM)


North Sea
93%
42 Rigs
Mediterranean
73%
22 Rigs
Middle East
85%
117 Rigs
US GOM
43%
79 Rigs
Southeast Asia
83%
63 Rigs
Mexico
94%
31 Rigs
C&S America
82%
17 Rigs
Indian Ocean
91%
34 Rigs
West Africa
67%
33 Rigs
Australia
100%
1 Rigs

Increasing Demand for High-End Jack-ups (>=350' WD)


343 Contracted Jack-Ups
373 Contracted Jack-Ups
Number of Rigs Contracted
400
350
300
250
200
150
100
50
0
20% DECREASE
235% INCREASE
2001
Current
High-End Jack-ups
All Other Jack-ups

What's Driving Demand for Higher-Spec Rigs?

- Operators need greater rig capabilities to drill challenging wellbore designs with large pipe programs
  - Deep shelf gas
  - Long reach horizontals
  - HPHT
- IOCs and NOCs are focused on achieving lower wellbore costs rather than the lowest day rate
- Operators are requiring higher standards post-Macondo





Utilization at 93% for Highest Capability Jack-ups

	# of Rigs	Utilization	% of Global Jack-up Fleet
350 ft. IC+	141	93%	29%
300 ft. IC	134	78%	28%
<300 ft. IC	124	83%	26%
IS, MC, MS	83	42%	17%
Total	**482**	**77%**	**100%**
High-Spec	36	94%	7%

Jack-up Market has Bifurcated



100
90
80
70
60
50
40
30
% Utilization
Jan 2005
Jan 2006
Jan 2007
Jan 2008
Jan 2009
Jan 2010
Jan 2011
IS, MS, MC
<350' IC
350'+IC
High Spec

*Commodity jack-ups defined as <300'IC, IS, MS, MC

More Capable Jack-ups Command Higher Rates



Average Earned Day Rates
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Jan 2005
Jan 2006
Jan 2007
Jan 2008
Jan 2009
Jan 2010
Jan 2011
IS, MS, MC
<350' IC
350'IC+
High Spec

International Tender and Inquiry Activity for Rowan Rigs

Southeast Asia, North Sea and Middle East Driving Rig Demand


North Sea
7 Rigs
Mediterranean
2 Rig
Middle East
8 Rigs
Mexico
6 Rigs
C&S America
3 Rigs
Southeast Asia
16 Rigs
West Africa
1 Rig
Australia / NZ
1 Rig

Current Newbuild Cycle Offsets Aging Fleet



90
80
70
60
50
40
30
20
10
0
327
JACK-UPS
OVER 25
YEARS
181
JACK-UPS
IN LATEST
CYCLE
1958
1969
1975
1980
1985
1990
1998
2004
2009
2014
Jack-ups by Year Built

Cold Stacked Jack-ups: Type by Duration


35
30
25
20
15
10
5
0
Number of Cold Stacked Jack-ups
<1 year
1-2 years
2-3 years
3-4 years
4+ years
MS, MC, IS
<300'IC
300'IC
350'+IC

Newbuild Rigs Replacing Older Rigs

Jack-ups built in the 1970s and 1980s are being replaced by rigs built in the 2000s and 2010s. The total working fleet is not growing significantly.



Number of Working Rigs
350
300
250
200
150
100
50
0
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
1950s
1960s
1970s
1980s
1990s
2000s
2010s

Source: Macquarie Offshore Drilling Outlook, August 2011

Rowan is Expanding into Ultra-Deepwater



Rowan to Build Two Ultra Deepwater Drillships



- Contract with Hyundai for two ultra-deepwater drillships (GustoMSC - 12,000 ft)
- Delivery in late 2013 and mid 2014
- Construction cost = $605 million each
- Additional investment = $50 million each
  - » 2,000 ft of additional riser (total 12,000 ft)
  - » Second BOP to minimize critical non-productive time
  - » Training and ramp-up costs
- Construction costs funded from cash and cash flow from operations

Rowan UDW Design Provides a Competitive Advantage

Expanded Capabilities

- 4mm Pounds of riser tensioning capability
- 3rd Load path
- Retractable thrusters
- Hull integration

+

Designed with Redundancy

- Dual 7-Ram BOPs
- Redundant riser hold bridge cranes
- Redundant hydraulic / electrical BOP deadman control

+

Global Capabilities

- Built to meet Brazilian requirements
- Built to New Gulf of Mexico standards
- Black Sea accessible

Unmatched capabilities at a competitive construction cost

Rowan Drillship – Highest Capabilities

Recent Newbuilds Announced	Shipyard	12,000ft Outfitting	Retractable Thrusters	Dual BOPs	Hull Integration	3rd Load Path	Dual Load Path w/TDS 1250/750	Riser Tension Capacity (4000 kips)	Mud Pumps (5x2200)
Rowan	Hyundai	✓	✓	✓	✓	✓	✓	✓	✓
May 2011	Daewoo								
May 2011	Hyundai				✓		✓		✓
Apr 2011	Hyundai				✓	✓	✓	✓	✓
Apr 2011	Samsung					✓	✓		
Apr 2011	Samsung								✓
Mar 2011	Samsung								
Mar 2011	Hyundai		✓		✓	✓			
Dec 2010	Samsung					✓			

Rowan has Advantages in Entering UDW Market

- Long standing brand reputation for operational excellence and customer satisfaction
- Strong global marketing coverage
- Very high-spec drillship design with capability advantages and built-in redundancies
- Core team of highly experienced and respected deepwater professionals already in place
- 100% success contracting newbuilds before delivery


ROWAN P10,000
ROWAN P10,000

Recent 10,000 ft Drillship Fixtures Yield Favorable Returns



1 Year or less contract length
Greater than 1 year, less than 3 Years
3 Years or more
12% return at full rig investment ($655 million)
10% return at full rig investment ($655 million)
Day Rates
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

UDW Drillship Utilization High Since 2005


Average Utilization (%) for 10,000 + ft
100
90
80
70
60
50
Jan 2005
Jan 2006
Jan 2007
Jan 2008
Jan 2009
Jan 2010
Jan 2011

Development Drilling Expected to Absorb UDW Newbuilds



Forecasted
Deepwater Discoveries
Exploration
Development
Rigs *
Deepwater Discoveries/Qtr
160
140
120
100
80
60
40
20
0
10
8
6
4
2
0
1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12E 1Q13E 1Q14E 1Q15E 1Q16E

*7500ft floaters and greater

Source: Jefferies & Company, Inc.

UDW Demand Projected to Exceed Supply in '12 + '13


Rig Count*
Utilization (%)
160
140
120
100
80
60
40
20
0
100
80
60
40
20
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E
2016E
Supply
Demand
Utilization

*7500ft floaters and greater

Source: Jefferies & Company, Inc.



Rowan has a Conservative Financial Profile with a Strong Balance Sheet

Rowan Newbuild Capex with Drillships



$800
$600
$400
$200
$0
$ millions
2H 2011
2012
2013
2014

Investment Grade Balance Sheet (Baa3/BBB-)

(in millions)	06/30/2011	Projected 12/31/2011
Cash and restricted cash	$711	$500-550
Total Debt	$1,160	$1,134
Total Debt-to-Cap	21%	20%
Net Debt-to-Cap	9%	12%

Financial Flexibility Creates Strategic Options

Strategic Priority

Expand our fleet by adding high-spec jack-ups and UDW floaters

- Strong financial position enables Rowan to:
  - Pursue attractive acquisition and organic growth options
  - Consider newbuild rigs targeted at specific markets
  - Consider selective rig upgrades





Effective Tax Rate is Declining

2008	2009	2010	2011 E
34.6%	31.7%	26%	4%

- Through 2007, all rigs owned in US subsidiaries
- Since 2008, all new rigs owned in foreign subsidiaries
- 2011 reduction in tax cost
  - UK operations achieving low single digit tax rate, fully offset by NOLs
  - Segregation of US-based manufacturing and land rig operating results
  - Foreign rigs working in GOM receive accelerated depreciation shield
  - Three US rigs outbounded in 2010
- 2012 rate should normalize at 10-12%, given expected activity levels

Near-Term Earnings Momentum from Contract Backlog


Earnings Per Share
$6
$5
$4
$3
$2
$1
$0
2011
2012
2013
2014
2015
UDW drillship deliveries should drive longer-term earnings growth
Consensus Estimate
Drillship 1
Drillship 2

Rowan is Designed for Success



Leading, Global High-spec Drilling Company

Expanding into Ultra-Deepwater

Conservative Financial Profile With Strong Balance Sheet

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

RDC LISTED NYSE

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com